SEMI
ANNUAL
REPORT

                                 April 30, 1998

Franklin Templeton
International Trust


   Templeton Pacific Growth Fund
   Templeton Foreign Smaller Companies Fund


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.



Rupert H. Johnson, Jr.
President
Franklin Templeton
International Trust



CONTENTS

Shareholder Letter .............................................        1
Fund Reports
 Templeton Pacific
Growth Fund ....................................................        3
 Templeton Foreign Smaller
Companies Fund .................................................       12
Financial Highlights &
Statement of Investments .......................................       21
Financial Statements ...........................................       36
Notes to
Financial Statements ...........................................       40



LETTER TO SHAREHOLDERS

Dear Shareholder:

While we are pleased to bring you this semi-annual report for the Franklin Templeton International Trust, which covers the six months ended April 30, 1998, we are not happy with the events that occurred in Pacific Rim countries nor with the resulting lackluster investment returns of that area of the world. The Trust consists of Templeton Pacific Growth Fund and Templeton Foreign Smaller Companies Fund.

During the six-month period,  European stock markets  generally  performed well.
The  Morgan   Stanley   Capital   International(R)   (MSCI)   Pacific   Index,
representative of equity markets in six countries in that region, returned -8.54%, while the MSCI Europe, Australasia, Far East Index, which tracks the equity markets of 18 nations, reported a total return of 15.59% for the reporting period.* Investors' concerns about the Asian currency crisis contributed to dramatic declines in many equity markets during the reporting period. Several markets rebounded in early 1998, but, by April 30, 1998, many were still down more than 40% from levels a year earlier.


*Source: Standard & Poor's Micropal. Market returns are measured in U.S. dollars and include reinvested dividends. An index is an unmanaged group of securities that is used to measure market performance. One cannot invest directly in an index.


While such volatility can be unsettling, and past performance cannot predict future results, it is important to remember that securities markets have always fluctuated. However, over the long term, stocks have provided impressive results, and we urge you to focus on achieving your long-term investment goals rather than concentrating on short-term market cycles.

On the following pages, you will find detailed discussions about Templeton Pacific Growth Fund and Templeton Foreign Smaller Companies Fund. Although the Funds have different investment objectives and strategies, their managers share a dedication to the principles of careful stock selection, broad diversification, and constant professional supervision. For specific information about the Funds, including how market conditions and management strategies have affected their performance, please refer to the Funds' reports following this letter.

We thank you for your continued support, welcome your questions, and look forward to serving your investment needs in the years to come.

Sincerely,


Rupert H. Johnson, Jr.
President
Franklin Templeton International Trust



TEMPLETON PACIFIC GROWTH FUND
Your Fund's Objective: Templeton Pacific Growth Fund seeks to provide long-term capital growth by investing primarily in equity securities that trade on Pacific Rim markets, as defined in the Fund's prospectus, and are issued by companies that have their principal activities in the Pacific Rim.

During the first part of the six months under review, the economies of many Pacific Rim countries unraveled due to a currency crisis that began in Southeast Asia and soon impacted equity markets throughout the region. However, during the latter part of the reporting period, many Asian securities markets rallied as some governments there made considerable strides in improving the fundamental economic outlook for their countries. Thailand's equity market led this rebound with a 49.88% total return for the first quarter of 1998. The Korean and Philippine markets followed, returning 48.29% and 24.97%, respectively, during the same three month period.1 Within this environment, Templeton Pacific Growth Fund - Class I provided a -16.02% cumulative total return for the six-month period ended April 30, 1998, as discussed in the Performance Summary on page 7. This negative return was largely due to the turbulence in Pacific Rim equity markets during 1997. During the latter half of the reporting period, the Fund's performance improved significantly, providing a +4.18% cumulative total return for the three months ended April 30, 1998.


1. Source: Bloomberg. Market returns are measured in U.S. dollars and include reinvested dividends.


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 24 of this report.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Hong Kong and Singapore's economies were among the region's strongest and we increased our exposure there by adding to our position in Hong Kong Ferry Holdings Co. Ltd. and initiating positions in Johnson Electric Holdings Ltd. and Smartone Telecommunications Holdings Ltd. We also increased our Japanese exposure by purchasing securities of companies we believed had hidden value or strong long-term earnings potential. Because we are optimistic about the country's advanced technological base and its government's reform efforts, we added to our positions in Matsuzakaya Co. Ltd. and Toei Co. Ltd., and initiated a position in Okumura Corp.

Indonesia appeared to be the first country to emerge from the economic turmoil in Asia, but President Suharto's slow implementation of International Monetary Fund lending requirements shook investors' confidence in the market. We have therefore been very careful in expanding our Indonesian exposure, adding only to positions in companies we believe may benefit from the rupiah's devaluation against the U.S. dollar. We were also selective about new investments in China because its economy slowed due to the economic weakness of Japan, its largest trading partner. At the time of this writing, a new government in Indonesia appears to be discussing more enlightened reform proposals.

Taking advantage of the strong rally in Thailand's equity market in the first quarter of 1998, we sold some of our Thai holdings. In Malaysia, we remained on the sidelines, especially during the last half of the reporting period, as the potential for a decline in real estate prices and slowness in completing banking mergers negatively impacted the equity market there. However, we increased our exposure to Australian equities because of a decline in commodity prices there.

Looking forward, we believe that recovery in Asian economies is likely to proceed at a relatively slow pace. Although some investors had hoped that the regional currency weaknesses would increase export competitiveness in the region, the high price of imported goods has significantly undercut the cost advantage in many industries. And Japan's weak economy could dampen economic recovery of the region's other countries, since it is a major trading partner for many of them. However, several Asian governments are moving to ensure increased disclosure of financial information among publicly listed companies, and some are pressing for reforms that would force insolvent financial institutions into bankruptcy. In addition, a number of governments have introduced legislation to increase foreign ownership limits, or have been discussing it seriously. And we are encouraged by the new, more financially savvy regime in China, particularly as pressure mounts for the government to reform its state-owned companies. In our opinion, investment opportunities in Asia have considerably broadened. But, since we believe that Asia's economic recovery may take longer than is often portrayed in the public media, we will continue to make our investments in the region cautiously.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Of course, there are special risks involved with investing in a portfolio of securities concentrated in a single geographic region that also contains emerging markets. These risks include market and currency volatility, economic, social, and political uncertainty, and in some cases the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased +1,056% in the last 15 years, but has suffered five quarterly declines of more than 20% during that time.2

2. Source: Bloomberg. Based on quarterly percentage price changes over the 15 years ended March 31, 1998. Market returns are measured in U.S. dollars.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY

Class I

Templeton Pacific Growth Fund - Class I produced a -16.02% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge. However, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner.

The Fund's Class I share price, as measured by net asset value, decreased $1.91, from $10.88 on October 31, 1997, to $8.97 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 10.5 cents ($0.1050) in dividend income and 6.5 cents ($0.0650) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Templeton Pacific Growth Fund - Class I
Periods ended 4/30/98


                                                                Since
                                                              Inception

                                 1-Year    3-Year    5-Year   (9/20/91)
Cumulative Total Return1       -35.86%   -27.93%    -8.99%    10.64%
Average Annual Total Return2   -39.55%   -12.10%    -3.02%     0.64%
Value of $10,000 Investment3    $6,045    $6,793    $8,579   $10,427

                               4/30/94   4/30/95   4/30/96   4/30/97  4/30/98
One-Year Total Return4          30.07%    -2.91%    18.39%    -5.08%  -35.86%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to include the current maximum 5.75% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and have been restated to include the current maximum 5.75% initial sales charge.
4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.
Note: Prior to January 1, 1997, Fund shares were offered at a lower initial sales charge. Thus, actual returns for investors who paid this lower charge would have been higher. On July 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. All calculations assume reinvestment of dividends and capital gains at net asset value. Past expense waivers by the Fund's manager increased the Fund's total returns. Without these waivers, the Fund's total returns for Class I shares would have been lower.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Class II

Templeton Pacific Growth Fund - Class II produced a cumulative total return of -15.97% for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include sales charges.

The Fund's Class II share price, as measured by net asset value, decreased $1.88, from $10.81 on October 31, 1997, to $8.93 on April 30, 1998. During the
reporting period, shareholders received per-share distributions of 9.08 cents ($0.0908) in dividend income and 6.5 cents ($0.0650) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Templeton Pacific Growth Fund - Class II
Periods ended 4/30/98

                                                         Since
                                                       Inception


                                              1-Year   (1/1/97)
Cumulative Total Return1                      -36.05%   -39.73%
Average Annual Total Return2                  -37.66%   -33.11%
Value of $10,000 Investment3                  $6,234    $5,867

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include sales charges.
All calculations include reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Advisor Class

Templeton Pacific Growth Fund - Advisor Class produced a -15.52% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any.

The Fund's Advisor Class share price, as measured by net asset value, decreased $1.87, from $10.88 on October 31, 1997, to $9.01 on April 30, 1998. During the
reporting period, shareholders received per-share distributions of 11.88 cents ($0.1188) in dividend income and 6.5 cents ($0.0650) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Templeton Pacific Growth Fund - Advisor Class
Periods ended 4/30/98

                                                          Since
                                                        Inception
                                                       of the Fund

                               1-Year*  3-Year* 5-Year* (9/20/91)*

Cumulative Total Return1       -35.50%  -27.46% -8.40%    11.36%

Average Annual Total Return1   -35.50%  -10.15% -1.74%     1.64%

Value of $10,000 Investment2,* $6,450   $7,254  $9,160    $11,136

                          4/30/94  4/30/95 4/30/96  4/30/97  4/30/98

One-Year Total Return3,*   30.07%  -2.91%  18.39%   -5.02%   -35.50%

*On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was -38.96%.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
3. One-year total return represents the change in value of an investment over the periods ended on the dates indicated.
All calculations assume reinvestment of dividends and capital gains at net asset value. Past expense waivers by the Fund's manager increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

TEMPLETON FOREIGN
SMALLER COMPANIES FUND

Your Fund's Objective: Templeton Foreign Smaller Companies Fund seeks to provide long-term capital growth by investing primarily in equity securities of smaller companies -- those with market capitalizations of less than $1 billion -- outside the United States.

This semi-annual report for Templeton Foreign Smaller Companies Fund covers the six months ended April 30, 1998. International stock markets, especially those in Europe, generally performed well during the period. Even Asian markets, which had been down significantly in late 1997 due to a regional currency crisis, began to rebound in early 1998. Within this environment, the Fund's Class I shares provided a +6.85% cumulative total return during the reporting period, as discussed in the Performance Summary on page 16.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 30 of this report.

On April 30, 1998, the Fund had approximately $160 million in assets under management invested in 36 different countries. Our largest positions by geographic area were Europe (50.8% of total net assets), Asia (11.3%), and Latin America (6.3%). By country, our largest exposure was the United Kingdom (15.7%), the Netherlands (7.0%), Hong Kong (5.8%), Canada (4.8%) and France (4.5%).

The Fund's performance benefited from its large European exposure, as subdued inflation, corporate restructuring, and strong corporate profits helped to propel many European markets higher during the period. For example, the equity markets of the United Kingdom, the Netherlands, Sweden, Spain, and Switzerland all rose significantly during the reporting period. We initiated positions in Caradon Plc. and Thorn Plc. during the period because, in our opinion, their restructuring moves could potentially increase shareholder value.

In Asia, the reporting period was one of incredible volatility for equity markets in the region. Many markets there rebounded during the period under review from the declines seen in late 1997 resulting from sharp currency devaluations. However, by the end of the reporting period, several of these markets had again experienced significant declines. Given the lack of up-to-date financial information and the probable need of many companies in the area to restructure, we had limited exposure to Asian equities during the period.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

In our opinion, many European stocks have the potential to continue to perform well, and some smaller companies there may benefit if European equity markets continue in a positive direction. Therefore, Europe is likely to continue to dominate the composition of the Fund. In Asia, despite positive government action in much of the region, we believe economic recovery is likely to proceed at a relatively slow pace and that equity markets there may continue to experience severe volatility. We will concentrate on those companies we believe have solid balance sheets, reliable cash flow, realistic management, and strong franchises.

Of course, there are risks involved in investing in a fund seeking long-term capital growth from small or relatively new or unseasoned companies, such as relatively small revenues, limited production lines and small market share. In addition, investing in international markets involves special risks related to market and currency volatility, and adverse economic, social, and political developments. Emerging markets are subject to heightened risks, as well as those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased +1,056% in the last 15 years, but has suffered five quarterly declines of more than 20% during that time.*

*Source: Bloomberg. Based on quarterly percentage price change over the 15 years ended March 31, 1998. Market returns are measured in U.S. dollars.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Class I

Templeton Foreign Smaller Companies Fund - Class I produced a +6.85% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge. We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 18, the Fund's Class I shares produced a +119.23% cumulative total return since inception on September 20, 1991, and an average annual total return of 11.61% for the same period.

Effective October 1, 1996, the Board of Trustees of Frankin Templeton International Trust approved a change in the name and focus of the Fund. The Fund's name was changed from the Franklin International Equity Fund to the Templeton Foreign Smaller Companies Fund and the Fund, which until that date invested predominantly in larger capitalization foreign equity securities, shifted its emphasis to smaller capitalization foreign equity securities, i.e., securities with a market capitalization of $1 billion or less. For the period since inception until these changes were implemented on October 1, 1996, the average annual total return for the Fund's Class I shares was 10.48%. For the period from October 1, 1996 to April 30, 1998, the Fund's Class I shares have produced a 10.85% average annual total return.

The Fund's Class I share price, as measured by net asset value, increased 8 cents, from $15.06 on October 31, 1997, to $15.14 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 18.5 cents ($0.1850) in dividend income, 33.0 cents ($0.3300) in short-term capital gains, and 33.5 cents ($0.3350) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Templeton Foreign Smaller Companies Fund - Class I
Periods ended 4/30/98

                                                                       Since
                                                           Since     Change in
                                                         Inception   Investment
                                                        of the Fund   Policies

                             1-Year   3-Year    5-Year   (9/20/91)   (10/1/96)

Cumulative Total Return1    12.65%    52.62%     96.86%   119.23%     24.89%
Average Annual
Total Return2                6.15%    12.89%     13.17%    11.61%     10.85%
Value of $10,000
Investment3                 $10,615   $14,384    $18,553  $20,663    $11,767
                            4/30/94   4/30/95    4/30/96  4/30/97    4/30/98
One-Year Total Return4       28.39%    0.46%      19.26%   13.60%     12.65%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to include the maximum 5.75% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and have been restated to include the current maximum 5.75% initial sales charge.
4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.
Note: Prior to January 1, 1997, Fund shares were offered at a lower initial sales charge. Thus, actual returns for investors who paid this lower charge would have been higher. On July 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. All calculations assume reinvestment of dividends and capital gains at net asset value.
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. The Fund's manager has agreed in advance to waive a portion of the management fees and to make certain payments to reduce expenses, which increases total return to shareholders. The fee waiver may be discontinued at any time upon notice to the Fund's Board.


Advisor Class

Templeton Foreign Smaller Companies Fund - Advisor Class produced a +6.87% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any.

Effective October 1, 1996, the Board of Trustees of Franklin Templeton International Trust approved a change in the name and focus of the Fund. The Fund's name was changed from the Franklin International Equity Fund to the Templeton Foreign Smaller Companies Fund and the Fund, which until that date invested predominantly in larger capitalization foreign equity securities, shifted its emphasis to smaller capitalization foreign equity securities, i.e., securities with a market capitalization of $1 billion or less. For the period since inception until these changes were implemented on October 1, 1996, the average annual total return for the Fund's Advisor Class shares was 11.78%. For the period from October 1, 1996 to April 30, 1998, the Fund's Advisor Class shares have produced a 15.35% average annual total return.

The Fund's Advisor Class share price, as measured by net asset value, increased 6 cents, from $15.09 on October 31, 1997, to $15.15 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 20.81 cents ($0.2081) in dividend income, 33.0 cents ($0.3300) in short-term capital gains, and 33.5 cents ($0.3350) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

Templeton Foreign Smaller Companies Fund - Advisor Class
Periods ended 4/30/98

                                                                       Since
                                                            Since     Change in
                                                          Inception   Investment
                                                         of the Fund   Policies
                            1-Year*  3-Year*   5-Year*    (9/20/91)*  (10/1/96)
Cumulative Total Return1    12.90%    53.06%     97.42%    119.86%     25.25%
Average Annual
Total Return1               12.90%    15.24%     14.57%     12.66%     15.35%
Value of $10,000
Investment2,*               $11,297   $15,306    $19,742   $21,986     $12,525
                            4/30/94   4/30/95    4/30/96   4/30/97     4/30/98
One-Year Total Return3,*    28.39%     0.46%     19.26%    13.60%      12.97%

*On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was +15.88%.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
3. One-year total return represents the change in value of an investment over the periods ended on the dates indicated.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses, which increases total return to shareholders. The fee waiver may be discontinued at any time upon notice to the Fund's Board.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights
Templeton Pacific Growth Fund

                                         Six Months Ended
                                           April 30, 1998              Year Ended October 31,
                                                            ------------------------------------------------
                                               (unaudited)    1997       1996      1995      1994      1993
                                                  ----------------------------------------------------------
Per Share Operating Performance - Class I
(For a share outstanding throughout the period)
Net asset value, beginning of period.....          $10.88    $14.50     $14.11    $15.40    $14.44    $10.90
                                                  ----------------------------------------------------------
Income from investment operations:
 Net investment income...................             .07       .14        .12       .15       .21       .19
 Net realized and unrealized gains (losses)         (1.81)    (3.65)      1.41     (1.01)     1.01      3.82
                                                  ----------------------------------------------------------
Total from investment operations.........           (1.74)    (3.51)      1.53      (.86)     1.22      4.01
                                                  ----------------------------------------------------------
Less distributions from:
 Net investment income...................            (.10)     (.11)      (.21)     (.16)     (.20)     (.19)
 Net realized gains......................            (.07)    --          (.93)     (.27)     (.06)     (.28)
                                                   ---------------------------------------------------------
Total distributions......................            (.17)     (.11)     (1.14)     (.43)     (.26)     (.47)
                                                   ---------------------------------------------------------
Net asset value, end of period...........           $8.97    $10.88     $14.50    $14.11    $15.40    $14.44
                                                   =========================================================
Total return*............................          (16.02)%  (24.42)%    11.27%    (5.54)%    8.46%    38.46%
Ratios/Supplemental Data
Net assets, end of period (000's)........          $45,003   $40,958    $59,740   $50,247   $58,241   $22,619
Ratios to average net assets:
 Expenses................................            1.86%**   1.63%      1.52%     1.72%     1.22%      .50%
 Expenses, excluding waiver and payments             1.86%**   1.63%      1.52%     1.72%     1.72%     2.31%
  by affiliate
 Net investment income...................            1.23%**    .97%      1.06%     1.04%     1.54%     2.03%
Portfolio turnover rate..................            9.11%    24.79%     13.48%    36.21%     9.16%    47.52%
Average commission rate paid***..........            $.0043    $.0061     $.0092      --        --        --

*Total return does not reflect sales commissions and is not annualized. **Annualized.
***Relates  to purchases  and sales of equity  securities.  Prior to fiscal year
   1996 disclosure of average commission rate was not required.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)
Templeton Pacific Growth Fund (cont.)

                                                                         Six Months Ended
                                                                          April 30, 1998 Year Ended October 31,
                                                                                          --------------------
                                                                              (unaudited)         1997
                                                                           -----------------------------
Per Share Operating  Performance - Class II (For a share outstanding throughout the period)
Net asset value, beginning of period ...................................        $10.81           $15.10
                                                                           -----------------------------
Income from investment operations:
 Net investment income..................................................           .05              .05
 Net realized and unrealized losses.....................................         (1.77)           (4.31)
                                                                           -----------------------------
Total from investment operations........................................         (1.72)           (4.26)
                                                                           -----------------------------
Less distributions from:
 Net investment income..................................................          (.09)            (.03)
 Net realized gains.....................................................          (.07)              --
                                                                           -----------------------------
Total distributions.....................................................          (.16)            (.03)
                                                                           -----------------------------
Net asset value, end of period..........................................         $8.93           $10.81
                                                                           =============================
Total return*...........................................................        (15.97)%         (28.28)%

Ratios/Supplemental Data
Net assets, end of period (000's).......................................         $5,832           $2,307
Ratios to average net assets:
 Expenses...............................................................          2.61%**          2.48%**
 Net investment income..................................................           .44%**           .93%**
Portfolio turnover rate.................................................          9.11%           24.79%
Average commission rate paid***.........................................         $.0043           $.0061

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.
 For the period January 2, 1997 (effective date) to October 31, 1997.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)
Templeton Pacific Growth Fund (cont.)

                                                                         Six Months Ended
                                                                          April 30, 1998 Year Ended October 31,
                                                                                         ---------------------
                                                                            (unaudited)           1997
                                                                            ----------------------------------
Per  Share  Operating  Performance  -  Advisor  Class  (For a share outstanding throughout the period)
Net asset value, beginning of period....................................        $10.88           $15.10
                                                                            ----------------------------------
Income from investment operations:
 Net investment income..................................................           .12              .12
 Net realized and unrealized losses.....................................         (1.80)           (4.30)
                                                                            ----------------------------------
Total from investment operations........................................         (1.68)           (4.18)
                                                                            ----------------------------------
Less distributions from:
 Net investment income..................................................          (.12)            (.04)
 Net realized gains.....................................................          (.07)           --
                                                                            ----------------------------------
Total distributions.....................................................          (.19)            (.04)
                                                                            ----------------------------------
Net asset value, end of period..........................................         $9.01           $10.88
                                                                            ==================================
Total return*...........................................................        (15.52)%         (27.74)%

Ratios/Supplemental Data
Net assets, end of period (000's).......................................          $887            $1,357
Ratios to average net assets:
 Expenses...............................................................         1.58%**          1.48%**
 Net investment income..................................................         1.67%**          1.55%**
Portfolio turnover rate.................................................         9.11%            24.79%
Average commission rate paid***.........................................         $.0043           $.0061


*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.
 For the period January 2, 1997 (effective date) to October 31, 1997.

                                            See notes to financial statements.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Statement of Investments, April 30, 1998 (unaudited)

                                                                                       SHARES/
  Templeton Pacific Growth Fund                                            COUNTRY    WARRANTS     VALUE
----------------------------------------------------------------------------------------------------------
  Common Stocks 91.5%

    Banking 8.5%
    Bangkok Bank Public Co. Ltd., fgn. .............................     Thailand     111,400    $ 279,400
    Development Bank of Singapore Ltd., fgn. .......................     Singapore    133,650      886,217
    HSBC Holdings Plc. .............................................     Hong Kong     39,840    1,136,669
    Krung Thai Bank Public Co. Ltd., fgn. ..........................     Thailand     520,066      133,126
    Overseas Union Bank Ltd., fgn. .................................     Singapore    255,000      966,214
  * Philippine National Bank .......................................    Philippines   124,382      249,384
    PT Bank Bali, fgn. .............................................     Indonesia    494,000       53,606
    PT Bank Pan Indonesia TBK ......................................     Indonesia  1,138,500       88,119
    Singapore Finance Ltd., fgn. ...................................     Singapore    275,000      208,399
    Thai Farmers Bank Public Co. Ltd. ..............................     Thailand      37,140       66,261
    Thai Farmers Bank Public Co. Ltd., fgn. ........................     Thailand     143,060      327,364
  * Thai Farmers Bank Public Co. Ltd., fgn., wts. ..................     Thailand      11,357        2,525
                                                                                               -----------
                                                                                                 4,397,284
                                                                                               -----------
    Broadcasting & Publishing .4%
    South China Morning Post Ltd. ..................................     Hong Kong    368,000      220,914
                                                                                               -----------
    Building Materials & Components 3.2%
    Gujarat Ambuja Cements Ltd., GDR ...............................       India       71,900      539,250
    Hi Cement Corp. ................................................    Philippines 3,386,000      404,802
    Okumura Corp. ..................................................       Japan      194,000      719,443
                                                                                               -----------
                                                                                                 1,663,495
                                                                                               -----------
    Chemicals 1.8%
    Fauji Fertilizer Co. Ltd. ......................................     Pakistan     267,100      526,684
    Shanghai Petrochemical Co. Ltd., H .............................       China    2,899,000      385,485
                                                                                               -----------
                                                                                                   912,169
                                                                                               -----------
    Construction & Housing 5.7%
    City Developments Ltd., fgn. ...................................     Singapore    290,200    1,255,365
    Daito Trust Construction Co. Ltd. ..............................       Japan       61,500      432,404
    Road King Infrastructure Ltd. ..................................     Hong Kong    686,520      638,129
    Toda Corp.......................................................       Japan      148,000      604,859
                                                                                               -----------
                                                                                                 2,930,757
                                                                                               -----------
    Electrical & Electronics 6.4%
    Dongfang Electrical Machinery Co. Ltd., H ......................       China    1,784,000      253,344
    Hitachi Ltd. ...................................................       Japan       90,200      647,845
    Johnson Electric Holdings Ltd. .................................     Hong Kong    476,000    1,613,091
    Matsushita Electric Industrial Co. Ltd. ........................       Japan       49,000      786,195
                                                                                               -----------
                                                                                                 3,300,475
                                                                                               -----------
   Electronic Components & Instruments 1.6%
  * Solid Group Inc. ...............................................    Philippines 3,886,000      193,574
    VTech Holdings Ltd. ............................................     Hong Kong    186,000      653,137
                                                                                               -----------
                                                                                                   846,711
                                                                                               -----------
    Energy Sources 1.9%
    Hub Power Co. Ltd., GDR, reg.S .................................     Pakistan      16,000    $ 412,000
  * Petron Corporation .............................................    Philippines 3,966,000      582,800
                                                                                               -----------
                                                                                                   994,800
                                                                                               -----------
    Financial Services 3.5%
  * Commerce Asset-Holding Bhd, fgn. ...............................     Malaysia     749,200      560,898
  * Commerce Asset-Holding Bhd, fgn., wts. .........................     Malaysia      29,500        3,668
    Industrial Credit & Inv. Corp. of India, GDR, 144A .............       India       63,200    1,027,000
    Industrial Finance Corp. of Thailand, fgn. .....................     Thailand     320,833      132,730
    Public Finance Bhd., fgn. ......................................     Malaysia     255,000       95,455
                                                                                               -----------
                                                                                                 1,819,751
                                                                                               -----------
    Food & Household Products .3%
  * Charoen Pokphand Feedmill Public Co. Ltd., fgn. ................     Thailand     151,500      173,339
                                                                                               -----------
    Forest Products & Paper 2.0%
    Carter Holt Harvey Ltd. ........................................    New Zealand   416,248      552,780
    Fletcher Challenge Paper Ltd. ..................................    New Zealand    43,100       63,464
    Mitsubishi Paper Mills Ltd. ....................................       Japan      161,000      308,280
    PT Tjiwi Kimia TBK .............................................     Indonesia    408,709      102,494
  * PT Tjiwi Kimia TBK, wts. .......................................     Indonesia     56,765        6,861
                                                                                               -----------
                                                                                                 1,033,879
                                                                                               -----------
   Industrial Components 3.9%
    Fuji Heavy Industries Ltd. .....................................       Japan      296,000    1,328,449
    Sanyo Electric Co. Ltd. ........................................       Japan      239,000      680,118
                                                                                               -----------
                                                                                                 2,008,567
                                                                                               -----------
    Insurance 2.8%
    GIO Australia Holdings Ltd. ....................................     Australia    277,869      797,152
    National Mutual Asia Ltd........................................     Hong Kong    800,000      640,330
                                                                                               -----------
                                                                                                 1,437,482
                                                                                               -----------
   Leisure & Tourism 1.1%
    Toei Co. Ltd. ..................................................       Japan      166,500      567,055
                                                                                               -----------
   Machinery & Engineering .8%
    Tata Engineering & Locomotive Co., GDR .........................       India       53,400      388,485
                                                                                               -----------
   Merchandising 3.8%
    Coles Myer Ltd., A .............................................     Australia    187,000      904,677
    Matsuzakaya Co. Ltd. ...........................................       Japan      220,000      957,390
    Takashimaya Co. Ltd.............................................       Japan       17,000      122,228
                                                                                               -----------
                                                                                                 1,984,295
                                                                                               -----------
   Metals & Mining 5.7%
  * Angang New Steel Company Ltd., H ...............................       China    2,435,000      286,064
    Capral Aluminum Ltd. ...........................................     Australia     73,000      155,163
    Nittetsu Mining Co. Ltd. .......................................       Japan      235,000      919,511

    Metals & Mining (cont.)
    Pohang Iron & Steel Co. Ltd. ...................................    South Korea    11,100    $ 605,377
    WMC Ltd. .......................................................     Australia    278,019      989,727
                                                                                               -----------
                                                                                                 2,955,842
                                                                                               -----------
    Misc Materials & Commodities 1.1%
    Golden Hope Plantations Bhd., fgn. .............................     Malaysia     451,000      557,118
                                                                                               -----------
    Multi-Industry 8.4%
    Broken Hill Proprietary Co. Ltd. ...............................     Australia     96,800      946,705
    Cheung Kong Holdings Ltd. ......................................     Hong Kong    170,300    1,132,255
    Hicom Holdings Bhd. ............................................     Malaysia     295,000      116,738
    Hutchison Whampoa Ltd. .........................................     Hong Kong     83,000      513,258
    Jardine Matheson Holdings Ltd. .................................     Hong Kong    137,924      582,039
    Sime Darby Bhd., fgn. ..........................................     Malaysia     327,600      289,059
    Swire Pacific Ltd., A ..........................................     Hong Kong     62,500      312,258
    Wheelock and Co. Ltd. ..........................................     Hong Kong    490,000      436,483
                                                                                               -----------
                                                                                                 4,328,795
                                                                                               -----------
    Real Estate 5.3%
    Asean Resources Holdings Ltd. ..................................     Hong Kong  1,900,381      318,938
  * Filinvest Land Inc. ............................................    Philippines   930,000       64,857
    Hon Kwok Land Investment Co. Ltd. ..............................     Hong Kong  1,708,364      244,808
    New World Development Co. Ltd. .................................     Hong Kong    144,664      411,805
    Parkway Holdings Ltd., fgn. ....................................     Singapore    340,000      734,323
    Sun Hung Kai Properties Ltd. ...................................     Hong Kong    160,000      950,168
                                                                                               -----------
                                                                                                 2,724,899
                                                                                               -----------
    Recreation & Other Consumer Goods .5%
    Nintendo Co. Ltd. ..............................................       Japan        3,000      271,551
                                                                                               -----------
    Telecommunications 6.8%
    Hong Kong Telecommunications Ltd. ..............................     Hong Kong    756,669    1,416,434
    Pakistan Telecommunications Corp., A ...........................     Pakistan     940,000      656,955
    SK Telecom Co. Ltd., ADR .......................................    South Korea   106,090      789,044
    Smartone Telecommunications Holdings Ltd. ......................     Hong Kong    252,000      662,045
                                                                                               -----------
                                                                                                 3,524,478
                                                                                               -----------
    Textiles & Apparel 1.9%
    Nisshinbo Industries Inc. ......................................       Japan      171,000      775,214
    PT Indorama Synthetics, fgn. ...................................     Indonesia    733,862      188,578
    PT Panasia Indosyntec, fgn. ....................................     Indonesia    315,000        8,777
                                                                                               -----------
                                                                                                   972,569
                                                                                               -----------
    Transportation 10.5%
    Cathay Pacific Airways Ltd. ....................................     Hong Kong    630,000      553,060
    Great Eastern Shipping Co. Ltd., GDR ...........................       India       26,300      147,938
    Great Eastern Shipping Co. Ltd., GDR, 144A .....................       India        8,800       49,500
    Guangshen Railway Co. Ltd., ADR ................................       China       28,000      274,750
    GZI Transport Ltd. .............................................       China      550,000      177,511
    Transportation (cont.)
    GZI Transport Ltd., 144A .......................................       China      174,000     $ 56,158
  * GZI Transport Ltd., 144A, wts. .................................       China       34,800          620
    Hitachi Zosen Corp. ............................................       Japan      385,000      588,587
    Hong Kong Ferry Holdings Co. Ltd. ..............................     Hong Kong    674,000      652,595
    Malaysian International Shipping Corp., Bhd., fgn. .............     Malaysia     317,333      551,515
    Mayne Nickless Ltd., A .........................................     Australia    102,400      552,947
    Singapore Airlines Ltd., fgn. ..................................     Singapore    204,400    1,329,536
    Tranz Rail Holdings Ltd., ADR ..................................    New Zealand    49,800      522,900
                                                                                               -----------
                                                                                                 5,457,617
                                                                                               -----------
    Utilities Electrical & Gas 1.5%
    CLP Holdings Ltd. ..............................................     Hong Kong     69,000      331,371
    Shandong Huaneng Power Development Co. Ltd., ADR ...............       China       59,500      431,375
                                                                                               -----------
                                                                                                   762,746
                                                                                               -----------
    Wholesale & International Trade 2.1%
    Brierley Investments Ltd. ......................................    New Zealand   746,000      431,096
    Mitsubishi Corp. ...............................................       Japan       86,000      650,874
                                                                                               -----------
                                                                                                 1,081,970
                                                                                               -----------
    Total Common Stocks (Cost $61,609,968)                                                      47,317,043
                                                                                               -----------

                                                                                                 PRINCIPAL
                                                                                                  AMOUNT**
    Convertible Bond (Cost $221,564)
    MDX Public Co. Ltd., 4.75%, cvt., 9/17/03 ......................     Thailand   $ 192,000       13,440
                                                                                               -----------
    Total Investments before Repurchase Agreements (Cost $61,831,532)                           47,330,483
                                                                                               -----------
  a Repurchase Agreements 6.5%
    Bankers Trust Corp., 5.50%, 5/01/98 (Maturity Value $1,700,260)
     Collateralized by U.S. Treasury Notes and Bonds ...............   United States1,700,000    1,700,000
    Dresdner Bank AG, 5.50%, 5/01/98 (Maturity Value $1,682,257)
     Collateralized by U.S. Treasury Notes and Bonds ...............   United States1,682,000    1,682,000
                                                                                               -----------
    Total Repurchase Agreements (Cost $3,382,000) ..................                             3,382,000
                                                                                               -----------
    Total Investments (Cost 65,213,532) 98.0% ......................                            50,712,483
    Other Assets, less Liabilities 2.0% ............................                             1,009,688
                                                                                               -----------
    Total Net Assets 100.0% ........................................                           $51,722,171
                                                                                               ===========

*Non-income producing.
**Securities traded in U.S. dollars.
aSee Note 1 regarding repurchase agreements.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights
Templeton Foreign Smaller Companies Fund

                                            Six Months Ended
                                             April 30, 1998               Year Ended October 31,
                                                              ----------------------------------------------

                                               (unaudited)    1997       1996      1995      1994      1993
                                             ---------------------------------------------------------------
Per Share Operating  Performance - Class I
(For a share  outstanding  throughout
 the period)
Net asset value, beginning of period.....          $15.06    $14.18     $13.23    $13.83    $12.28    $10.02
                                             ---------------------------------------------------------------
Income from investment operations:
 Net investment income...................             .08       .27        .35       .25       .23       .42

 Net realized and unrealized gains (losses)           .85      1.64       1.88      (.08)     1.54      2.25
                                             ---------------------------------------------------------------
Total from investment operations ........             .93      1.91       2.23       .17      1.77      2.67
                                             ---------------------------------------------------------------
Less distributions from:

 Net investment income...................            (.19)     (.32)      (.25)     (.19)     (.22)    (.41)

 Net realized gains......................            (.66)     (.71)     (1.03)     (.58)      --        --
                                             ---------------------------------------------------------------
Total distributions......................            (.85)    (1.03)     (1.28)     (.77)     (.22)    (.41)
                                             ---------------------------------------------------------------
Net asset value, end of period...........          $15.14    $15.06     $14.18    $13.23    $13.83    $12.28
                                             ===============================================================

Total return*............................           6.85%    14.25%     18.49%     1.75%    14.56%    27.40%

Ratios/Supplemental Data

Net assets, end of period (000's)........         $145,165  $121,619    $67,967   $50,947   $57,854   $19,217

Ratios to average net assets:

 Expenses ...............................          1.41%**     1.48%     1.53%    1.63%     1.22%     .50%

 Expenses, excluding waiver and payments by        1.47%**    1.58%      1.53%    1.63%     1.76%     2.27%
  affiliate
 Net investment income ..................          1.25%**   2.01%       2.50%    1.86%     1.99%     4.22%

Portfolio turnover rate .................          12.99%    33.62%      40.46%   9.12%    21.80%    52.99%

Average commission rate paid***..........          $.0002    $.0029      $.0026    --        --        --



*Total return does not reflect sales commissions and is not annualized. **Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)
Templeton Foreign Smaller Companies Fund (cont.)

                                                                        Six Months Ended
                                                                         April 30, 1998  Year Ended October 31,
                                                                                         ---------------------

                                                                            (unaudited)         1997
                                                                           -----------------------------------
Per  Share  Operating  Performance  -  Advisor  Class  (For a share outstanding throughout the period)
Net asset value, beginning of period ...................................       $15.09           $14.00
                                                                           -----------------------------------
Income from investment operations:
 Net investment income..................................................          .13              .20
 Net realized and unrealized gains .....................................          .80              .98
                                                                           -----------------------------------
Total from investment operations........................................          .93             1.18
                                                                           -----------------------------------
Less distributions from:
 Net investment income..................................................         (.21)            (.09)
 Net realized gains.....................................................         (.66)              --
                                                                           -----------------------------------
Total distributions.....................................................         (.87)            (.09)
                                                                           -----------------------------------
Net asset value, end of period..........................................       $15.15           $15.09
                                                                           ===================================
Total return*...........................................................         6.87%            8.43%

Ratios/Supplemental Data
Net assets, end of period (000's).......................................       $14,476           $3,726
Ratios to average net assets:
 Expenses...............................................................        1.19%**          1.24%**
 Expenses, excluding waiver and payments by affiliate ..................        1.25%**          1.36%**
 Net investment income..................................................        1.68%**          2.66%**
Portfolio turnover rate.................................................        12.99%           33.62%
Average commission rate paid***.........................................        $.0002           $.0029


*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.
 For the period January 2, 1997 (effective date) to October 31, 1997.

                                            See notes to financial statements.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Statement of Investments, April 30, 1998 (unaudited)

  Templeton Foreign Smaller Companies Fund                               COUNTRY      SHARES       VALUE
  Common Stocks 77.7%

  Aerospace & Military Technology
  Hong Kong Aircraft Engineering Co. Ltd. .........................     Hong Kong         100        $ 185
                                                                                                ----------
  Appliances & Household Durables 1.3%
  Email Ltd. ......................................................     Australia     341,625      785,381
  Fisher & Paykel Ltd. ............................................    New Zealand    262,571      780,554
  Guangdong Kelon Electrical Hldgs Ltd., H, 144A ..................       China       440,000      451,588
                                                                                                ----------
                                                                                                 2,017,523
                                                                                                ----------
  Automobiles 1.2%
  Bilia AB ........................................................      Sweden       115,500    1,492,479
  Volvo AB, B .....................................................      Sweden        13,900      405,929
                                                                                                ----------
                                                                                                 1,898,408
                                                                                                ----------
  Banking 4.1%
  Banco de Andalucia SA ...........................................       Spain         2,500      587,212
  Banco de Valencia SA ............................................       Spain        11,066      326,720
  Banco Pastor SA .................................................       Spain        11,500    1,312,108
  BPI Socieda de Gestora de Participacoes Socias SA ...............     Portugal       12,012      558,318
  Commercial International Bank Ltd., GDR, 144A ...................       Egypt        49,100      832,245
* Korea Long Term Credit Bank .....................................    South Korea     44,453      153,997
  Singapore Finance Ltd., fgn. ....................................     Singapore     465,000      352,384
  Unibanco Uniao de Bancos Brasileiros SA, GDR ....................      Brazil        27,500    1,093,125
  Union Bank of Norway, Primary Capital Cert. .....................      Norway        38,700    1,338,768
                                                                                                ----------
                                                                                                 6,554,877
                                                                                                ----------
  Beverages & Tobacco .4%
  Sinocan Holdings Ltd. ...........................................     Hong Kong   3,425,000      574,813
                                                                                                ----------
  Broadcasting & Publishing 4.0%
* Apt Satellite Holdings Ltd., ADR ................................     Hong Kong      78,000      867,750
  Cordiant Communications Group Plc. ..............................  United Kingdom   234,600      460,892
  GTC Transcontinental Group Ltd., B ..............................      Canada       200,000    2,324,606
* Inchcape Marketing Services Ltd., fgn. ..........................     Singapore     114,000       39,236
  Marieberg Tidnings AB, A ........................................      Sweden        44,100    1,350,558
  NV Holdingsmij de Telegraaf .....................................    Netherlands     23,520      545,948
  Oriental Press Group Limited ....................................     Hong Kong     660,000      113,323
  Saatchi & Saatchi Plc. ..........................................  United Kingdom   234,600      615,830
                                                                                                ----------
                                                                                                 6,318,143
                                                                                                ----------

Building Materials & Components 6.1%
  Caradon Plc. ....................................................  United Kingdom   471,000    1,523,826
  Cementos Diamante SA, ADR, 144A .................................     Colombia       93,100      878,585
  Det Danske Traelastkompagni AS ..................................      Denmark       14,000    1,493,464
  Gujarat Ambuja Cements Ltd., GDR ................................       India       143,750    1,078,125
  Pioneer International Ltd. ......................................     Australia     241,300      689,096
  Plettac AG ......................................................      Germany        5,350      790,053
  Sarna Kunststoff Holding AG .....................................    Switzerland        330      561,037
  Schuttersveld NV.................................................    Netherlands     41,482    1,026,528
  Siam City Cement Public Co. Ltd., fgn. ..........................     Thailand      170,708      439,184
  Building Materials & Components (cont.)
  Suez Cement Co., GDR, 144A ......................................       Egypt        54,000  $ 1,101,600
  Uralita SA ......................................................       Spain        16,606      233,703
                                                                                                ----------
                                                                                                 9,815,201
                                                                                                ----------
  Business & Public Services 3.2%
  Adecco SA .......................................................    Switzerland      1,855      810,710
  Esselte AB, B ...................................................      Sweden        13,100      299,620
  Kardex AG, br. ..................................................    Switzerland      5,110    1,703,447
  Lex Service Plc. ................................................  United Kingdom   208,000    2,104,031
  Scribona AB, B ..................................................      Sweden        19,500      249,457
                                                                                                ----------
                                                                                                 5,167,265
                                                                                                ----------
  Chemicals .9%
  DSM NV...........................................................    Netherlands      2,900      290,646
  Energia e Industrias Aragonesas Eia SA ..........................       Spain       129,000    1,125,677
                                                                                                ----------
                                                                                                 1,416,323
                                                                                                ----------
  Construction & Housing 2.1%
  Dragados y Construcciones SA ....................................       Spain        25,600      829,735
  Hollandsche Beton Groep NV.......................................    Netherlands     38,000      791,784
  Kumagai Gumi Hong Kong Ltd. .....................................     Hong Kong     393,000      242,264
  Sirti SpA .......................................................       Italy        63,700      382,391
* Sociedade Construcoes Soares da Costa SA ........................     Portugal      135,800    1,118,440
  Wai Kee Holdings Ltd. ...........................................     Hong Kong       1,361          300
                                                                                                ----------
                                                                                                 3,364,914
                                                                                                ----------
  Electrical & Electronics 3.3%
  Philips Electronics NV...........................................    Netherlands     13,200    1,162,880
  Tadiran Ltd., ADR ...............................................      Israel        34,000    1,304,750
  Techtronic Industries Co. Ltd. ..................................     Hong Kong   6,838,000    2,030,390
  Varitronix International Ltd. ...................................     Hong Kong     375,000      755,229
                                                                                                ----------
                                                                                                 5,253,249
                                                                                                ----------
  Electronic Components & Instruments 1.3%
  Swisslog Holding AG .............................................    Switzerland      5,500      586,706
  VTech Holdings Ltd. .............................................     Hong Kong     429,000    1,506,429
                                                                                                ----------
                                                                                                 2,093,135
                                                                                                ----------
  Energy Sources 1.1%
* Northstar Energy Corp. ..........................................      Canada       107,250      723,573
* Ranger Oil Ltd. .................................................      Canada        85,345      593,689
  Societe Elf Aquitaine SA ........................................      France         3,738      490,097
                                                                                                ----------
                                                                                                 1,807,359
                                                                                                ----------
  Food & Household Products 7.1%
  Hazlewood Foods Plc. ............................................  United Kingdom   832,000    2,663,952
  Hillsdown Holdings Plc. .........................................  United Kingdom   338,900    1,008,614
  Illovo Sugar Limited ............................................   South Africa    700,000    1,176,703
  McBride Plc. ....................................................  United Kingdom   314,100    1,029,337
  Food & Household Products (cont.)
  Melco International Development Ltd. ............................     Hong Kong   1,462,250    $ 218,979
  National Foods Ltd. .............................................     Australia     841,683    1,509,140
  Oshawa Group Ltd. (The) .........................................      Canada       109,850    1,766,386
  Perkins Foods Plc. ..............................................  United Kingdom   729,200    1,603,267
* Perkins Foods Plc., B ...........................................  United Kingdom   227,875      371,479
                                                                                                ----------
                                                                                                11,347,857
                                                                                                ----------
  Forest Products & Paper 2.0%
  Cartiere Burgo SpA ..............................................       Italy        58,788      471,644
  Enso OY, R ......................................................      Finland       49,700      529,107
  Fletcher Challenge Ltd. Forestry Division .......................    New Zealand    339,633      220,799
  Primex Forest Products Ltd. .....................................      Canada       225,000    1,140,455
  Stora Kopparbergs Bergslags AB, B ...............................      Sweden        44,500      759,032
                                                                                                ----------
                                                                                                 3,121,037
                                                                                                ----------
  Health & Personal Care .6%
  Nycomed Amersham Plc. ...........................................  United Kingdom    28,061      910,528
                                                                                                ----------
  Industrial Components 4.4%
  Granges AB ......................................................      Sweden        47,656      868,286
  Otra NV..........................................................    Netherlands     84,000    1,538,233
  Sylea SA ........................................................      France        17,240    1,561,348
  Weir Group Plc. .................................................  United Kingdom   414,100    1,928,252
  Yamato Kogyo Co. Ltd. ...........................................       Japan       155,000    1,156,664
                                                                                                ----------
                                                                                                 7,052,783
                                                                                                ----------
  Insurance 2.6%
  Ace Ltd. ........................................................      Bermuda       26,400      999,900
  GIO Australia Holdings Ltd. .....................................     Australia      89,513      256,795
  HIH Winterthur International Holdings Ltd. ......................     Australia     782,135    1,621,650
* Sovereign Ltd. ..................................................    New Zealand    941,100    1,218,412
                                                                                                ----------
                                                                                                 4,096,757
                                                                                                ----------
  Leisure & Tourism .8%
  Kuoni Reisen Holding AG, B ......................................    Switzerland        200    1,073,405
  Tourism Holdings Ltd. ...........................................    New Zealand    297,000      198,034
                                                                                                ----------
                                                                                                 1,271,439
                                                                                                ----------
  Machinery & Engineering 2.1%
  Arcadis NV.......................................................    Netherlands     75,300      909,339
  Bucher Holding AG, br. ..........................................    Switzerland        740      853,523
  Laird Group Plc. ................................................  United Kingdom   205,000    1,516,703
                                                                                                ----------
                                                                                                 3,279,565
                                                                                                ----------
  Merchandising 10.7%
  Best Denki Co. Ltd. .............................................       Japan        39,000      221,373
  De Boer Unigro NV................................................    Netherlands     22,750    1,114,699
  Giordano International Ltd. .....................................     Hong Kong   2,753,000      639,737
  Koninklijke Bijenkorf Beheer KBB NV..............................    Netherlands     11,900      848,107
  Merchandising (cont.)
  Li & Fung Ltd. ..................................................     Hong Kong   1,000,000  $ 1,678,286
  Makro Atacadista SA, ADR, 144A ..................................      Brazil       147,000    1,574,082
  Moebel Walther AG ...............................................      Germany       28,000    1,170,242
  Northwest Company Fund ..........................................      Canada        98,750    1,097,721
  Sa des Galeries Lafayette .......................................      France         2,868    2,516,396
  Safeway Plc. ....................................................  United Kingdom   217,928    1,300,813
  Somerfield Plc. .................................................  United Kingdom   260,400    1,473,782
  Storehouse Plc. .................................................  United Kingdom   357,612    1,476,871
  Thorn Plc. ......................................................  United Kingdom   545,000    1,922,704
                                                                                                ----------
                                                                                                17,034,813
                                                                                                ----------
  Metals & Mining 4.3%
  Arbed SA ........................................................      Belgium       10,290    1,205,914
  Boehler Uddeholm AG .............................................      Austria       15,350    1,131,675
  Boehler Uddeholm AG, 144A .......................................      Austria        3,390      249,927
  Elkem AS ........................................................      Norway        96,500    1,462,111
  Pechiney SA, A ..................................................      France        32,841    1,468,029
  Pohang Iron & Steel Co. Ltd. ....................................    South Korea      4,230      230,698
  PT Tambang Timah (Persero), fgn. ................................     Indonesia     709,000      586,077
  Vallourec .......................................................      France         5,857      494,430
                                                                                                ----------
                                                                                                 6,828,861
                                                                                                ----------
  Misc Materials & Commodities .4%
  Korea Chemical Co. Ltd. .........................................    South Korea     15,800      305,006
  Thai Glass Industries Public Co. Ltd., fgn. .....................     Thailand      100,800      153,774
  Unitor ASA ......................................................      Norway        11,300      174,241
                                                                                                ----------
                                                                                                   633,021
                                                                                                ----------
  Multi-Industry 3.6%
* Amer Group Ltd., A ..............................................      Finland       18,000      368,389
  La Cemento Nacional SA, GDR .....................................      Ecuador          200       34,600
  La Cemento Nacional SA, GDR, 144A ...............................      Ecuador        2,150      371,950
  Marine Wendel SA ................................................      France         3,576      635,839
  Murray & Roberts Hldgs. Ltd. ....................................   South Africa    540,000    1,003,856
  Nagron Nationaal Grondbezit NV...................................    Netherlands     30,400      833,536
  Pioneer Industries International Ltd. ...........................     Hong Kong       1,000          183
  Saha Union Public Co. Ltd., fgn. ................................     Thailand      634,000      475,398
  Wagon Industrial Holdings Plc. ..................................  United Kingdom   175,000      980,204
  Zehnder Holding AG, br. .........................................    Switzerland      1,820      993,786
                                                                                                ----------
                                                                                                 5,697,741
                                                                                                ----------
  Real Estate 1.1%
  Inversiones y Representacion SA .................................     Argentina     463,333    1,793,368
                                                                                                ----------
  Telecommunications .5%
* Digital Telecommunications Philippines Inc. .....................    Philippines  6,341,000      274,803
  Telefonica de Espana SA .........................................       Spain        12,400      517,429
  Telefonica del Peru SA, B .......................................       Peru        114,000      251,180
                                                                                                ----------
                                                                                                 1,043,412
                                                                                                ----------
  Textiles & Apparel 1.4%
  Daehan Synthetic Fiber Co. Ltd. .................................    South Korea      4,280    $ 131,298
  Dawson International Plc. .......................................  United Kingdom   612,500      558,131
  Gamma Holding NV.................................................    Netherlands     16,800    1,026,874
  Inner Mongolia Erdos Cashmere Products Co. Ltd., B ..............       China     1,535,000      451,290
  Yizheng Chemical Fibre Co. Ltd., H ..............................       China     1,225,000      143,913
                                                                                                ----------
                                                                                                 2,311,506
                                                                                                ----------
  Transportation 3.3%
  Anangel-American Shipholdings Ltd., ADR .........................      Greece       118,000      944,000
  Delgro Corp. ....................................................     Singapore      47,000       54,019
  Great Eastern Shipping Co. Ltd. .................................       India       345,500      361,029
  Great Eastern Shipping Co. Ltd., GDR, 144A ......................       India         2,200       12,375
  Helikopter Services Group ASA ...................................      Norway        61,100      700,458
  Orient Overseas International Ltd. ..............................     Hong Kong   1,514,000      635,231
  Osprey Maritime Ltd. ............................................     Singapore   1,375,000      729,397
  SBS Bus Service Ltd., fgn. ......................................     Singapore      47,000       22,706
  Shun Tak Holdings ...............................................     Hong Kong       1,000          161
  Stolt Nielsen SA, ADR ...........................................      Norway        50,000      950,000
  Tranz Rail Holdings Ltd., ADR ...................................    New Zealand     83,445      876,173
                                                                                                ----------
                                                                                                 5,285,549
                                                                                                ----------
  Utilities Electrical & Gas 1.7%
  Cia Sevillana de Electricidad SA ................................       Spain        20,391      232,119
  Electricas Reunidas de Zaragoza ERZ .............................       Spain        13,300      602,106
  Gas y Electricidad SA ...........................................       Spain        16,099    1,320,326
  Guangdong Electric Power Development Co Ltd., B, 144A ...........       China       919,920      509,483
                                                                                                ----------
                                                                                                 2,664,034
                                                                                                ----------
  Wholesale & International Trade 2.1%
  Dahl International AB ...........................................      Sweden        58,820    1,071,693
  Davids Ltd. .....................................................     Australia     800,000      464,225
  Eurodis Electron Plc. ...........................................  United Kingdom   618,000    1,658,429
  Inchcape Motores Ltd., fgn. .....................................     Singapore     114,000      194,380
                                                                                                ----------
                                                                                                 3,388,727
                                                                                                ----------
  Total Common Stocks (Cost $108,822,328)                                                      124,042,393
                                                                                               -----------
  Preferred Stocks 5.3%
  Ballast Nedam NV, ctf., cvt., pfd. ..............................    Netherlands     23,515    1,111,449
* Bank Austria AG, new, pfd., 144A ................................      Austria       24,250    1,874,240
  Cia Brasileira de Petroleo Ipiranga, pfd. .......................      Brazil    71,578,000      932,266
  Coteminas Cia Tecidos Norte de Minas (CTNM), pfd. ...............      Brazil     2,006,000      490,979
  Fertilizantes Fosfatados SA, pfd. ...............................      Brazil   254,684,000    1,179,917
  Moebel Walther AG, pfd. .........................................      Germany       16,000      677,626
  News Corp. Ltd., pfd. ...........................................     Australia     152,204      857,409
  Weg SA, pfd. ....................................................      Brazil     1,755,900    1,381,390
                                                                                                ----------
  Total Preferred Stocks (Cost $6,957,241) ........................                              8,505,276
                                                                                                ----------


                                                                                        PRINCIPAL
  Templeton Foreign Smaller Companies Fund                                   COUNTRY      AMOUNT**       VALUE
  Bond (Cost $246,250) .2%
  Amer Group Ltd., 6.25%, cvt., 6/15/03 ...........................          Finland     $ 250,000     $ 257,500
                                                                                                     -----------
  Total Investments before Repurchase Agreements (Cost $116,025,819)                                 132,805,169
                                                                                                     -----------
a Repurchase Agreements 14.5%
  Bank of America, 5.51%, 5/01/98 (Maturity Value $5,100,781)
   Collateralized by U.S. Treasury Notes and Bonds ................       United States  5,100,000     5,100,000
  Bankers Trust Corp., 5.50%, 5/01/98 (Maturity Value $7,601,161)
   Collateralized by U.S. Treasury Notes and Bonds ................       United States  7,600,000     7,600,000
  Dresdner Bank AG, 5.50%, 5/01/98 (Maturity Value $5,200,794)
   Collateralized by U.S. Treasury Notes and Bonds ................       United States  5,200,000     5,200,000
  Morgan Stanley Inc., 5.53%, 5/01/98 (Maturity Value $5,204,799)
   Collateralized by U.S. Treasury Notes and Bonds ................       United States  5,204,000     5,204,000
                                                                                                     -----------
  Total Repurchase Agreements (Cost $23,104,000) ..................                                   23,104,000
                                                                                                     -----------
  Total Investments (Cost $139,129,819) 97.7% .....................                                  155,909,169
  Other Assets, less Liabilities 2.3% .............................                                    3,731,388
                                                                                                     -----------
  Total Net Assets 100.0% .........................................                                 $159,640,557
                                                                                                     ===========


*Non-income producing.
**Securities traded in U.S. dollars.
aSee Note 1 regarding repurchase agreements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements

Statements of Assets and Liabilities
April 30, 1998 (unaudited)

                                                                                  Templeton     Templeton
                                                                                   Pacific   Foreign Smaller
                                                                                 Growth Fund Companies Fund
Assets:
 Investments in securities:
Cost.........................................................................   $61,831,532  $116,025,819
                                                                                -------------------------
Value........................................................................    47,330,483   132,805,169
 Repurchase agreement, at value and cost ....................................     3,382,000    23,104,000
 Cash .......................................................................       118,951            --
 Receivables:
Investment securities sold...................................................            --       855,970
Beneficial shares sold.......................................................     1,086,261     3,814,723
Dividends and interest ......................................................       192,933       474,729
 Other assets................................................................       102,432         3,668
                                                                                -------------------------
Total assets ................................................................    52,213,060   161,058,259
                                                                                -------------------------
Liabilities:
 Payables:
Investment securities purchased..............................................       112,366       835,658
Beneficial shares redeemed ..................................................        94,760       179,846
To affiliates ...............................................................        80,588       238,773
To shareholders .............................................................        47,974       128,168
 Funds advanced by custodian.................................................            --         3,559
 Accrued expenses............................................................       155,201        31,698
                                                                                -------------------------
Total liabilities ...........................................................       490,889     1,417,702
                                                                                -------------------------
Net assets, at value.........................................................   $51,722,171  $159,640,557
                                                                                =========================
Net assets consist of:
 Undistributed net investment income/
(Distributions in excess of net investment income) ..........................    $ (131,204)    $ 609,147
 Net unrealized appreciation (depreciation) .................................   (14,501,049)   16,779,350
 Accumulated net realized loss...............................................    (3,176,202)   (1,275,893)
 Capital shares..............................................................    69,530,626   143,527,953
                                                                                -------------------------
Net assets, at value ........................................................   $51,722,171  $159,640,557
                                                                                =========================

                                                                              Templeton           Templeton
                                                                               Pacific         Foreign Smaller
                                                                             Growth Fund       Companies Fund
Class I:
 Net assets, at value..................................................      $45,003,340        $145,165,054
                                                                             ===============================
 Shares outstanding....................................................        5,017,688           9,589,337
                                                                             ===============================
 Net asset value per share ............................................            $8.97              $15.14
                                                                             ===============================
 Maximum offering price per share ($8.97 / 94.25%) ....................            $9.52              $16.06
                                                                             ===============================
Class II:
 Net assets, at value .................................................      $ 5,831,614
                                                                             ===========
 Shares outstanding....................................................          653,183
                                                                             ===========
 Net asset value per share*............................................            $8.93
                                                                             ===========
 Maximum offering price per share ($8.93 / 99.00%) ....................            $9.02
                                                                             ===========
Advisor Class:
 Net assets, at value .................................................        $ 887,217        $ 14,475,503
                                                                             ===============================
 Shares outstanding....................................................           98,523             955,300
                                                                             ===============================
 Net asset value and maximum offering price per share .................            $9.01              $15.15
                                                                             ===============================

*Redemption price per share is equal to net asset value less any applicable sales charge.

                                            See notes to financial statements.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)

Statements of Operations
for the six months ended April 30, 1998 (unaudited)

                                                                                   Templeton    Templeton
                                                                                    Pacific  Foreign Smaller
                                                                                Growth Fund Companies Fund
Investment Income:
Dividends*................................................................        $ 600,903  $ 1,262,002
 Interest .................................................................          131,833      522,433
                                                                                   ----------------------
Total investment income....................................................          732,736    1,784,435
                                                                                   ----------------------
Expenses:
 Management fees (Note 3)..................................................          235,024      651,211
 Distribution fees (Note 3)
Class I ...................................................................           59,724      138,605
Class II ..................................................................           22,518           --
 Transfer agent fees (Note 3)..............................................           73,000      102,333
 Custodian fees............................................................           14,000       27,461
 Reports to shareholders ..................................................           25,000       14,700
 Registration and filing fees..............................................           22,105       29,020
 Professional fees ........................................................            2,400        9,200
 Other.....................................................................            2,038        1,033
                                                                                   ----------------------
Total expenses.............................................................          455,809      973,563
                                                                                   ----------------------
Expenses waived / paid by affiliate (Note 3) ..............................               --      (40,009)
 Net expenses..............................................................          455,809      933,554
Net investment income......................................................          276,927      850,881
                                                                                   ----------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments..............................................................       (3,200,543)    (673,781)
  Foreign currency transactions ...........................................           32,576      (27,004)
                                                                                   ----------------------
 Net realized loss ........................................................       (3,167,967)    (700,785)
 Net unrealized appreciation (depreciation) on investments ................       (4,030,505)   9,965,796
                                                                                   ----------------------
Net realized and unrealized gain (loss) ...................................       (7,198,472)   9,265,011
                                                                                   ----------------------
Net increase (decrease) in net assets resulting from operations............      $(6,921,545) $10,115,892
                                                                                   ======================

*Net of foreign taxes of $34,664 and $185,100 for the Pacific Growth Fund and Foreign Smaller Companies Fund, respectively.

                                            See notes to financial statements.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)
Statements of Changes in Net Assets

                                                        Templeton                        Templeton
                                                   Pacific Growth Fund        Foreign Smaller Companies Fund
                                                ------------------------------------------------------------
                                                 Six Months                      Six Months
                                                    Ended                           Ended
                                               April 30, 1998 Year Ended       April 30, 1998  Year Ended
                                                 (unaudited)  October 31, 1997   (unaudited) October 31, 1997
                                                ------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income........................    $ 276,927     $ 560,017          $ 850,881   $ 1,954,247
Net realized gain (loss) from investments and
 foreign currency transactions...............   (3,167,967)      202,900           (700,785)    5,445,123
Net unrealized appreciation (depreciation)
 on investments .............................   (4,030,505)  (13,054,143)         9,965,796     2,802,188
                                                ------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations...................   (6,921,545)  (12,291,226)        10,115,892    10,201,558
 Distributions to shareholders from:
Net investment income:
 Class I.....................................     (413,327)     (436,548)        (1,545,110)   (1,719,949)
 Class II....................................      (30,308)       (1,123)                --            --
 Advisor Class...............................      (10,570)       (3,363)           (62,412)           --
Net realized gains:
 Class I.....................................     (255,870)           --         (5,553,654)   (3,465,592)
 Class II....................................      (21,696)           --                 --            --
 Advisor Class...............................       (5,784)           --           (199,828)           --
 Capital share transactions (Note 2):
Class I......................................   11,066,833    (6,898,773)        21,494,369    48,596,181
Class II.....................................    4,049,351     2,795,305                 --            --
Advisor Class................................     (356,163)    1,717,135         10,046,896     3,765,571
                                                ------------------------------------------------------------
Net increase (decrease) in net assets .......    7,100,921   (15,118,593)        34,296,153    57,377,769
Net assets:
 Beginning of period.........................   44,621,250    59,739,843        125,344,404    67,966,635
                                                ------------------------------------------------------------
 End of period...............................  $51,722,171   $44,621,250       $159,640,557  $125,344,404
                                                ============================================================
Undistributed net investment income/
  (Distributions in excess of net investment
 income) included in net assets:
End of period................................   $ (131,204)     $ 46,074          $ 609,147   $ 1,365,788
                                                ============================================================


                                            See notes to financial statements.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two Funds. The Funds and their investment policies are:

Templeton Pacific Growth Fund -- Seeks to provide long-term growth of capital by investing in equity securities of which at least 65% trade on markets in the Pacific Rim. Templeton Foreign Smaller Companies Fund -- Seeks to provide long-term growth of capital by investing in an internationally diversified portfolio of equity securities, of which at least 65% trade on markets in countries other than the United States.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign securities they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements:

The Funds may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 1998, all outstanding repurchase agreements held by the Funds had been entered into on the date.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL SHARES

The Pacific Growth Fund offers three classes of shares: Class I, Class II, and Advisor Class shares, and the Foreign Smaller Companies Fund offers two classes of shares: Class I and Advisor Class shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At April 30, 1998, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:


                                                            Templeton                      Templeton
                                                       Pacific Growth Fund     Foreign Smaller  Companies Fund
                                                      Shares       Amount            Shares       Amount
Class I shares:
Six months ended April 30, 1998
Shares sold......................................  4,938,480    $46,304,565       3,184,135   $45,924,083
Shares issued on reinvestment of distributions...     62,066        565,399         443,165     5,996,025
Shares redeemed.................................. (3,748,539)   (35,803,131)     (2,113,498)  (30,425,739)
Net increase.....................................  1,252,007    $11,066,833       1,513,802   $21,494,369


2. CAPITAL SHARES (cont.)

                                                            Templeton                      Templeton
                                                       Pacific Growth Fund      Foreign Smaller Companies Fund
                                                      Shares       Amount            Shares       Amount
Class I shares (cont.):
Year ended October 31, 1997
Shares sold .....................................  5,435,941    $76,600,239       5,719,497   $85,126,909
Shares issued on reinvestment of distributions...     24,706        372,583         327,209     4,482,693
Shares redeemed.................................. (5,815,156)   (83,871,595)     (2,764,102)  (41,013,421)
Net increase / (decrease)........................   (354,509)  $ (6,898,773)      3,282,604   $48,596,181

                                                            Templeton
                                                       Pacific Growth Fund
                                                      Shares       Amount
Class II shares:
Six months ended April 30, 1998
Shares sold......................................    794,528    $ 7,367,848
Shares issued on reinvestment of distributions...      5,070         45,989
Shares redeemed..................................   (359,838)    (3,364,486)
Net increase.....................................    439,760    $ 4,049,351

                                                            Templeton
                                                       Pacific Growth Fund
                                                      Shares       Amount
Year ended October 31, 1997
Shares sold......................................    505,147    $ 6,723,229
Shares issued on reinvestment of distributions...         69          1,034
Shares redeemed..................................   (291,793)    (3,928,958)
Net increase.....................................    213,423    $ 2,795,305


                                                            Templeton                      Templeton
                                                       Pacific Growth Fund      Foreign Smaller Companies Fund
                                                      Shares       Amount            Shares       Amount
Advisor Class:
Six months ended April 30, 1998
Shares sold......................................    181,625    $ 1,660,000         835,138   $11,812,788
Shares issued on reinvestment of distributions...      1,697         15,461          19,004       257,318
Shares redeemed..................................   (209,496)    (2,031,624)       (145,734)   (2,023,210)
Net increase / (decrease)........................    (26,174)    $ (356,163)        708,408   $10,046,896

                                                            Templeton                      Templeton
                                                       Pacific Growth Fund      Foreign Smaller Companies Fund
                                                      Shares       Amount            Shares       Amount
Year ended October 31, 1997
Shares sold......................................    126,880    $ 1,745,974         400,189   $ 6,248,096
Shares issued on reinvestment of distributions...        218          3,308             458         6,889
Shares redeemed..................................     (2,401)       (32,147)       (153,755)   (2,489,414)
Net increase.....................................    124,697    $ 1,717,135         246,892   $ 3,765,571
 Effective date of Class II and Advisor Class Shares was January 2, 1997.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter and transfer agent, respectively.

The Funds pay an investment management fee to Advisers based on the average daily net assets of each Fund as follows:

       Annualized
        Fee Rate  Average Daily Net Assets
         1.00%    First $100 million
         0.90%    Over $100 million, up to and including $250 million
         0.80%    Over $250 million, up to and including $500 million
         0.75%    Over $500 million

Under a subadvisory agreement, Templeton Investment Counsel, Inc. a wholly-owned subsidiary of Franklin Resources, Inc., provides subadvisory services to the Funds and receives from Advisers fees based on the average daily net assets of the Funds as follows:

       Annualized
        Fee Rate  Average Daily Net Assets
         0.50%    First $100 million
         0.40%    Over $100 million, up to and including $250 million
         0.30%    Over $250 million, up to and including $500 million
         0.25%    Over $500 million

Effective March 1, 1997, Advisers agreed in advance to reduce fees to the extent necessary to limit total expenses of the Templeton Foreign Smaller Companies Fund to an annual rate of 1.45% and 1.20% of the average daily net assets of Class I and Advisor Class shares, respectively, as noted in the Statement of Operations.

The Templeton Pacific Growth Fund reimburses Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. The Templeton Foreign Smaller Companies Fund reimburses Distributors up to 0.25% per year of the average daily net assets of Class I shares, for costs incurred in marketing the Fund's Class I shares.

Distributors received net commissions on sales of Fund shares and paid commissions to other dealers for the six months ended April 30, 1998 as follows:

                                              Templeton         Templeton
                                               Pacific       Foreign Smaller
                                             Growth Fund     Companies Fund
Total commissions received .........          $360,792          $286,579
Paid to other dealers ..............          $314,111          $244,626


4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At April 30, 1998, the net unrealized appreciation (depreciation) based on cost of investments for income tax purposes was as follows:

                                            Templeton         Templeton
                                             Pacific       Foreign Smaller
                                           Growth Fund     Companies Fund
Unrealized appreciation.............       $ 3,103,451       $29,043,099
Unrealized depreciation.............       (17,604,500)      (12,263,749)
Net unrealized appreciation (depreciation)$(14,501,049)       $16,779,350

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 1998 were as follows:

                                           Templeton         Templeton
                                            Pacific       Foreign Smaller
                                           Growth Fund     Companies Fund
Purchases...........................       $19,795,842       $27,485,446
Sales ..............................       $ 3,425,516      $ 15,191,875

Franklin Templeton International Trust - Templeton Pacific Growth Fund Semi-Annual Report
April 30, 1998

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S - T)

[BAR CHART]

GRAPHIC MATERIAL (1)

This chart illustrates in bar format the geographic distribution of holdings of Templeton Pacific Growth Fund, based on total net assets as of April 30, 1998.

Hong Kong                                      25.9%
Japan                                          20.0%
Singapore                                      10.4%
Australia                                       8.4%
India                                           4.2%
Malaysia                                        4.2%
China                                           3.6%
Pakistan                                        3.1%
New Zealand                                     3.0%
Philippines                                     2.9%
South Korea                                     2.7%
Thailand                                        2.2%
Indonesia                                       0.9%
Short-Term Investments & Other Net Assets       8.5%

RAPHIC MATERIAL (2)

This charts lists the top 10 industries of Templeton Pacific Growth Fund, based on total net assets as of April 30, 1998.

Transportation               10.5%
Banking                       8.5%
Multi-Industry                8.4%
Telecommunications            6.8%
Electrical & Electronics      6.4%
Metals & Mining               5.7%
Construction & Housing        5.7%
Real Estate                   5.4%
Industrial Components         3.9%
Merchandising                 3.8%

[TOP HOLDINGS]

GRAPHIC MATERIAL (3)

This chart lists the top 10 holdings, including industry and country, of Templeton Pacific Growth Fund, based on total net assets as of April 30, 1998.

Johnson Electric Holdings Ltd., Electrical & Electronics, Hong Kong     3.1%
Hong Kong Telecommunications, Telecommunications, Hong Kong             2.7%
Singapore Airlines Ltd., Transportation, Singapore                      2.6%
Fuji Heavy Industries Ltd., Industrial Components, Japan                2.6%
City Developments Ltd., fgn., Construction & Housing, Singapore         2.4%
HSBC Holdings Plc., Banking, Hong Kong                                  2.2%
Cheung Kong Holdings Ltd., Multi-Industry, Hong Kong                    2.2%
Industrial Credit & Investment Corp. of India,
GDR, 144A, Financial Services, India                                    2.0%
WMC Ltd., Metals & Mining, Australia                                    1.9%
Overseas Union Bank Ltd., Banking, Singapore                            1.9%

GRAPHIC MATERIAL (4)

This charts illustrates in pie format the geographic distribution of holdings of Templeton Foreign Smaller Companies Fund, based on total net assets as of April 30, 1998.

Europe                                          50.8%
Asia                                            11.3%
Latin America                                    6.3%
Australia & New Zealand                          6.0%
North America                                    5.4%
Mid-East & Africa                                3.4%
Short-Term Investments & Other Net Assets       16.8%

[SECTOR BREAKDOWN]

GRAPHIC MATERIAL (5)

This chart lists the top 10 industries of Templeton Foreign Smaller Companies Fund, based on total net assets as of April 30, 1998.

Merchandising                       11.1%
Food & Household Products            7.1%
Building Materials & Components      6.1%
Banking                              5.3%
Broadcasting & Publishing            4.5%
Industrial Components                4.4%
Metals & Mining                      4.3%
Business & Public Services           3.8%
Multi-Industry                       3.7%
Transportation                       3.3%

[TOP HOLDINGS]

GRAPHIC MATERIAL (6)

This chart lists the top 10 holdings, including industry and country, of Templeton Foreign Smaller Companies Fund, based on total net assets as of April 30, 1998.

Hazlewood Foods Plc., Food & Household Products, United Kingdom         1.7%
Sa des Galaries Lafayette, Merchandising, France                        1.6%
GTC Transcontinental Group Ltd., Broadcasting & Publishing, Canada      1.5%
Lex Service Plc., Business & Public Services, United Kingdom            1.3%
Techtronic Industries Co. Ltd., Electrical & Electronics, Hong Kong     1.3%
Perkins Foods Plc., Food & Household Products, United Kingdom           1.2%
Weir Group Plc., Industrial Components, Hong Kong                       1.2%
Thorn Plc., Merchandising, United Kingdom                               1.2%
Bank Austria AG, new, pfd., 144A, Banking, Austria                      1.2%
Moebel Walther AG, Merchandising, Germany                               1.2%